UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2014 (December 1, 2014)

AVALON HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-14105	34-1863889
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

One American Way, Warren, Ohio 44484

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (330) 856-8800

(Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointments of Principal Officers

The Board of Directors of Avalon Holdings Corporation (“Avalon”) approved the appointment of Bryan P. Saksa as Chief Financial Officer effective December 1, 2014. The Company issued a press release on December 2, 2014, announcing Mr. Saksa’s appointment. A copy of the press release is attached hereto as Exhibit 99.1.

Mr. Saksa’s annual base salary will be $150,000.

ITEM 9.01 Financial Statements and Exhibits

Exhibit Number

Exhibit 99.1 Press release dated December 2, 2014

A copy of the press release is attached as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON HOLDINGS CORPORATION
(Registrant)

/s/ Bryan P. Saksa
By:	Bryan P. Saksa
Chief Financial Officer and Treasurer

DATED:     December 2, 2014

 EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated December 2, 2014.

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